UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 15, 2012

ORBCOMM Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33118	41-2118289
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2115 Linwood Avenue, Suite 100

Fort Lee, New Jersey 07024

(Address of Principal Executive Offices) (Zip Code)

(201) 363-4900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events.

In connection with the resale by certain selling stockholders on May 15, 2012 of 670,140 shares of common stock (the “Selling Stockholder Shares”) of ORBCOMM Inc. (the “Company”), pursuant to the registration statement on Form S-3 (Registration Statement No. 333-180655), filed by the Company with the Securities and Exchange Commission on April 16, 2012 (the “Registration Statement”), the Company is filing as Exhibits 5.1 and 23 hereto an opinion and consent of counsel with respect to the Selling Stockholder Shares. Such opinion and consent is incorporated by reference into the Registration Statement.

The Company did not sell any shares in connection with, or receive any proceeds from, the resale of the Selling Stockholder Shares.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

5	Opinion of Chadbourne & Parke LLP

23	Consent of Chadbourne & Parke LLP (included in Exhibit 5 hereto)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBCOMM INC.

Date: May 18, 2012	By	/s/ Christian G. Le Brun
	Name:	Christian G. Le Brun
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

5	Opinion of Chadbourne & Parke LLP

23	Consent of Chadbourne & Parke LLP (included in Exhibit 5 hereto)

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